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EXHIBIT 24.1

ALDERWOODS GROUP, INC.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Alderwoods Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of the Company's 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ JOHN S. LACEY John S. Lacey	Chairman of the Board and Director
/s/ PAUL A. HOUSTON Paul A. Houston	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ KENNETH A. SLOAN Kenneth A. Sloan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
/s/ LLOYD E. CAMPBELL Lloyd E. Campbell	Director
/s/ ANTHONY G. EAMES Anthony G. Eames	Director
/s/ CHARLES M. ELSON Charles M. Elson	Director
/s/ DAVID R. HILTY David R. Hilty	Director
/s/ OLIVIA F. KIRTLEY Olivia F. Kirtley	Director

/s/ WILLIAM R. RIEDL William R. Riedl	Director
/s/ W. MACDONALD SNOW, JR. W. MacDonald Snow, Jr.	Director

ADMINISTRATION SERVICES, INC., ADVANCED PLANNING (ALABAMA), INC., ADVANCED PLANNING OF AMERICA, INC., ADVANCED PLANNING OF GEORGIA, INC., ALDERWOODS (ALABAMA), INC., ALDERWOODS (ALASKA), INC., ALDERWOODS (ARIZONA), INC., ALDERWOODS (ARKANSAS), INC., ALDERWOODS (CHICAGO CENTRAL), INC., ALDERWOODS (CHICAGO NORTH), INC., ALDERWOODS (CHICAGO SOUTH), INC., ALDERWOODS (COLORADO), INC., ALDERWOODS (COMMISSIONER), INC., ALDERWOODS (CONNECTICUT), INC., ALDERWOODS (GEORGIA) HOLDINGS, INC., ALDERWOODS (GEORGIA), INC., ALDERWOODS (IDAHO), INC., ALDERWOODS (ILLINOIS), INC., ALDERWOODS (INDIANA), INC., ALDERWOODS (IOWA), INC., ALDERWOODS (KANSAS), INC., ALDERWOODS (LOUISIANA), INC., ALDERWOODS (MARYLAND), INC., ALDERWOODS (MASSACHUSETTS), INC., ALDERWOODS (MINNESOTA), INC., ALDERWOODS (MISSISSIPPI), INC., ALDERWOODS (MISSOURI), INC., ALDERWOODS (MONTANA), INC., ALDERWOODS (NEW MEXICO), INC., ALDERWOODS (NEW YORK), INC., ALDERWOODS (NORTH CAROLINA), INC., ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC., ALDERWOODS (OHIO) FUNERAL HOME, INC., ALDERWOODS (OKLAHOMA), INC., ALDERWOODS (OREGON), INC., ALDERWOODS (PARTNER), INC., ALDERWOODS (PENNSYLVANIA), INC., ALDERWOODS (RHODE ISLAND), INC., ALDERWOODS (SOUTH CAROLINA), INC., ALDERWOODS (TENNESSEE), INC., ALDERWOODS (TEXAS) CEMETERY, INC., ALDERWOODS (VIRGINA), INC., ALDERWOODS (WASHINGTON), INC., ALDERWOODS (WEST VIRGINA), INC., ALDERWOODS (WISCONSIN), INC., AMERICAN BURIAL AND CREMATION CENTERS, INC., AMG, INC., BRIGHT UNDERTAKING COMPANY, CAROTHERS HOLDING COMPANY, INC., CHAPEL HILL MEMORIAL GARDENS & FUNERAL HOME LTD., CHICAGO CEMETERY CORPORATION, CHMP HOLDINGS, INC., CORAL RIDGE FUNERAL HOME AND CEMETERY, INC., DHFH HOLDINGS, INC., DHNC HOLDINGS, INC., DIRECTORS CEMETERY (TEXAS), INC., DOBA-HABY INSURANCE AGENCY, INC., DRMP HOLDINGS, INC., DSP GENERAL PARTNER, INC., EAGLE FINANCIAL ASSOCIATES, INC., EARTHMAN CEMETERY HOLDINGS, INC., EARTHMAN HOLDINGS, INC., EDSB HOLDINGS, INC., ELMWOOD ACQUISITION CORPORATION, EVERGREEN FUNERAL HOME AND CEMETERY, INC., FAMILY CARE, INC., FUNERAL SERVICES ACQUISITION GROUP, INC., GARDEN SANCTUARY ACQUISITION, INC., GRACELAND CEMETERY DEVELOPMENT CO., GREEN LAWN CEMETERY CORPORATION, GREEN SERVICE CORPORATION, H. SAMSON, INC., H.P. BRANDT FUNERAL HOME, INC., HFCC HOLDINGS, INC., HFJC HOLDINGS, INC., HFSC HOLDINGS, INC., KADEK ENTERPRISES OF FLORIDA, INC., KNEE FUNERAL HOME OF WILKINSBURG, INC., LEINKAEMPER CHAPELS, INC., LEVITT WEINSTEIN MEMORIAL CHAPELS, INC., LINEBERRY GROUP, INC., MHI GROUP, INC., MOUNT AUBURN MEMORIAL PARK, INC., NAPLES MEMORIAL GARDENS, INC., NINETEEN THIRTY-FIVE HOLDINGS, INC., NORTHEAST MONUMENT COMPANY, INC., NORTHERN LAND COMPANY, INC., OAK WOODS MANAGEMENT COMPANY, OSIRIS HOLDING CORPORATION, OSIRIS HOLDING OF FLORIDA, INC., PANOLA COUNTY RESTLAND MEMORIAL PARK, INC., PHOENIX MEMORIAL PARK ASSOCIATION, PINEVIEW MEMORIAL PARK, INC., PIONEER FUNERAL PLANS, INC., POTEET HOLDINGS, INC., REEVES, INC., RIDGEWOOD CEMETERY COMPANY, INC., ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC., RUZICH FUNERAL HOME, INC., RUZICH FUNERAL HOME, INC., S&H PROPERTIES AND ENTERPRISES, INC., SECURITY TRUST PLANS, INC., SOUTHEASTERN FUNERAL HOMES, INC., ST. LAURENT FUNERAL HOME, INC., STEPHENS FUNERAL FUND, INC., THE OAK WOODS CEMETERY ASSOCIATION, THE PORTLAND MEMORIAL, INC., TRAVIS LAND COMPANY, TYLER MEMORIAL FUNERAL HOME AND CHAPEL, INC., UNIVERSAL MEMORIAL CENTERS I, INC., UNIVERSAL MEMORIAL CENTERS II, INC., UNIVERSAL MEMORIAL CENTERS III, INC., VANCOUVER FUNERAL CHAPEL, INC., WACO MEMORIAL PARK, INC., WESTMINSTER GARDENS, INC., WMP, INC., WOODLAWN CEMETERY OF CHICAGO, INC., WOODLAWN MEMORIAL PARK, INC., ZS ACQUISITION, INC.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ PAUL A. HOUSTON Paul A. Houston	President (Principal Executive Officer)
/s/ WILLIAM TOTTLE William Tottle	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)
/s/ ELLEN NEEMAN Ellen Neeman	Director

A.L. CEMETERY, ADVANCE FUNERAL INSURANCE SERVICES, ALDERWOODS (NEVADA), INC., ALDERWOODS GROUP (CALIFORNIA), INC., CUSTER CHRISTIANSEN COVINA MORTUARY, INC., DIMOND SERVICE CORPORATION, DIRECTORS SUCCESSION PLANNING II, INC., DIRECTORS SUCCESSION PLANNING, INC., DSP GENERAL PARTNER II, INC., EARTHMAN LP, INC., GLASBAND-MALINOW-WEINSTEIN MORTUARY, INC., GLASBAND-WILLEN MORTUARIES, HARBOR LAWN MEMORIAL PARK, INC., NEEL FUNERAL DIRECTORS, INC., RH CEMETERY CORP., RH MORTUARY CORPORATION, RH SATELLITE PROPERTIES CORP., SAN FERNANDO MORTUARY, INC., UNIVERSAL MEMORIAL CENTERS V, INC., UNIVERSAL MEMORIAL CENTERS VI, INC., WHITE FUNERAL HOME, INC., WHITEHURST-LAKEWOOD MEMORIAL PARK AND FUNERAL SERVICE, INC., WORKMAN MILL INVESTMENT COMPANY

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ SHAWN R. PHILLIPS Shawn R. Phillips	President (Principal Executive Officer)
/s/ WILLIAM TOTTLE William Tottle	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)
/s/ ELLEN NEEMAN Ellen Neeman	Director

ALDERWOODS (TEXAS), INC.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Alderwoods (Texas), Inc., a California corporation, hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ SHAWN R. PHILLIPS Shawn R. Phillips	President (Principal Executive Officer)
/s/ WILLIAM TOTTLE William Tottle	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)
/s/ ANDREW J. GAUNTLEY Andrew J. Gauntley	Director
/s/ ELLEN NEEMAN Ellen Neeman	Director

ALDERWOODS (DELAWARE), INC.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Alderwoods (Delaware), Inc., a Delaware corporation, hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ PAUL A. HOUSTON Paul A. Houston	President (Principal Executive Officer)
/s/ KENNETH A. SLOAN Kenneth A. Sloan	Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ WILLIAM TOTTLE William Tottle	Director
/s/ ELLEN NEEMAN Ellen Neeman	Director

ALDERWOODS (MICHIGAN), INC.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Alderwoods (Michigan), Inc., a Michigan corporation, hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ PAUL A. HOUSTON Paul A. Houston	President (Principal Executive Officer)
/s/ WILLIAM TOTTLE William Tottle	Vice President (Principal Financial Officer and Principal Accounting Officer)
/s/ BARRY BURHHAM Barry Burhham	Director

ROSE HILLS COMPANY AND ROSE HILLS HOLDINGS CORP.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the entities listed above hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ KENTON C. WOODS Kenton C. Woods	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ MARY C. GUZMAN Mary C. Guzman	Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
/s/ JEFFERY M. NORDSCHOW Jeffery M. Nordschow	Controller and Assistant Secretary (Principal Accounting Officer)
/s/ JOHN S. LACEY John S. Lacey	Director
/s/ PAUL A. HOUSTON Paul A. Houston	Director
/s/ SHAWN R. PHILLIPS Shawn R. Phillips	Director
/s/ KENNETH A. SLOAN Kenneth A. Sloan	Director

MFH, L.L.C.

POWER OF ATTORNEY

        KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of MFH, L.L.C., a North Carolina limited liability company, hereby constitutes and appoints Paul A. Houston, Kenneth A. Sloan and Ellen Neeman, and each of them, acting alone and without the other, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more registration statement(s) on Form S-4 relating to the registration of Alderwoods Group, Inc.'s 7 3/4% senior notes due 2012 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 426 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 11th day of May, 2005.

Signature	Title
/s/ PAUL A. HOUSTON Paul A. Houston	President (Principal Executive Officer)
/s/ WILLIAM TOTTLE William Tottle	Vice President and Manager (Principal Financial Officer and Principal Accounting Officer)
/s/ ELLEN NEEMAN Ellen Neeman	Manager

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  EXHIBIT 24.1